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                                                                    EXHIBIT 4.21

     NUMBER               CHANCELLOR MEDIA CORPORATION        SHARES
                                OF LOS ANGELES

                            INCORPORATED UNDER THE
                        LAWS OF THE STATE OF DELAWARE


  SEE REVERSE FOR
CERTAIN DEFINITIONS                                           CUSIP
 AND RESTRICTIONS

THIS CERTIFIES THAT




is the owner of:

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE 12 1/4% SERIES A SENIOR CUMULATIVE
          EXCHANGEABLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE OF

=================CHANCELLOR MEDIA CORPORATION OF LOS ANGELES====================

(the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                         CHANCELLOR MEDIA CORPORATION
                                OF LOS ANGELES

    THE FACSIMILE SIGNATURE                          THE FACSIMILE SIGNATURE
                                    [SEAL]
    -----------------------                          -----------------------
        TO APPEAR HERE                                   TO APPEAR HERE
                                   DELAWARE
    CHIEF EXECUTIVE OFFICER                          CHIEF FINANCIAL OFFICER


Countersigned and Registered:
                                THE BANK OF NEW YORK
                                      (NEW YORK)

                                             Transfer Agent and Registrar
BY

                                             Authorized Signature

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                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

    This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate asserts by acceptance hereof.

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


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                                                                        Shares
  ----------------------------------------------------------------------
  of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                    ------------------------------------------
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------
                                  X
                                   -------------------------------------------

                                  X
                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED:
                                   --------------------------------------
                                   NOTICE: SIGNATURE(S) SHOULD BE GUARANTEED BY
                                   A QUALIFIED MEDALLION GUARANTEE MEMBER AND
                                   MUST CORRESPOND EXACTLY WITH THE NAME AS
                                   WRITTEN UPON THE FACE OF THE CERTIFICATE.

  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, or OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, Inasmuch as the registered owner hereof, Cede & Co., has an interest herein.